UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2011

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Professional Circle Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

Senior management of Employers Holdings, Inc. (the “Company”) will be meeting with investors at the Keefe, Bruyette & Woods 2011 Insurance Conference on September 7 and 8, 2011, at The Crowne Plaza Times Square Hotel, New York, New York.

The materials for the meetings may be accessed on or after September 6, 2011 on the investor relations page of the Company’s website at http://www.employers.com. The information contained on the Company’s website is not incorporated into this Current Report on Form 8-K.

The information set forth under this “Item 7.01. Regulation FD Disclosure” is intended to be furnished pursuant to Item 7.01. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to this Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Dated: September 6, 2011